Exhibit 99.1

Cascade Acquisition Corp. Announces the Separate Trading of its Class A Common Stock and Warrants, Commencing January 15, 2021

NEW YORK, NY, January 12, 2021 -- Cascade Acquisition Corp. (the “Company” or “CAS”) announced that, commencing January 15, 2021, holders of the units sold in the Company’s initial public offering may elect to separately trade shares of the Company’s Class A common stock (“Class A Common Stock”) and warrants included in the units. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Class A Common Stock and warrants that are separated will trade on The New York Stock Exchange under the symbols “CAS” and “CAS.WS,” respectively. Those units not separated will continue to trade on The New York Stock Exchange under the symbol “CAS.U.”

The units were initially offered by the Company in an underwritten offering. Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC acted as joint book-running managers for the offering. Keefe, Bruyette & Woods, Inc. acted as lead manager for the offering.

The public offering was made only by means of a prospectus, copies of which may be obtained from Credit Suisse Securities (USA) LLC by mail: Attention: Prospectus Department, 6933 Louis Stephens Drive, Morrisville, North Carolina 27560, by phone: 1-800-221-1037, by e-mail: usa.prospectus@credit-suisse.com or Morgan Stanley & Co. LLC by mail: Attention: Prospectus Department, 180 Varick Street, Second Floor, New York, NY 10014.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Cascade Acquisition Corp.

Cascade Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue targets in any industry, it intends to focus its search in the financial services industry.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of CAS may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”). All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Company Contact:

Jay Levine, Chief Executive Officer
Cascade Acquisition Corp.
1900 Sunset Harbour Dr.
Suite 2102
Miami Beach, Florida 33139